CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of November 12, 2012 (the “Effective Date”), by and among FlexEnergy, Inc., a Delaware corporation (“FlexEnergy”), FlexEnergy Energy Systems, Inc., a Delaware corporation (“FEES”; FEES and FlexEnergy individually and collectively referred to as “Flex”), and Flex Power Generation, Inc. (“FPG”).

WHEREAS, FlexEnergy currently owns all of the issued and outstanding equity securities in FEES and FPG;

WHEREAS, in addition to the microturbine business acquired from Ingersoll-Rand and owned, operated and further developed primarily through FEES (the “Microturbine Business”), FlexEnergy has owned and operated a business (initially acquired in 2008 by FlexEnergy from FlexEnergy, Inc., a California corporation (“FIC”), and continued after the acquisition of the Microturbine Business) to develop and commercialize the use of flameless combustion or oxidation reactions (the “Oxidizer Business”); and

WHEREAS, FlexEnergy desires to contribute to FPG certain specific assets related to the Oxidizer Business (as compared to the Microturbine Business) and other assets solely or primarily used as of the Effective Date in, or intended as of the Effective Date solely or primarily for use in, the Oxidizer Business (as compared to the Microturbine Business), and FPG desires to receive and assume such assets; and

WHEREAS, FlexEnergy, FEES and FPG intend to separately enter into a transition agreement relating to the commercial terms of the provision (i) by FlexEnergy and/or FEES to FPG of certain products and services primarily relating to the Microturbine Business, and (ii) by FPG to FlexEnergy and/or FEES of certain services by FPG personnel (a “Transition Agreement”); and

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.          Contribution.

1.1           Contributed Assets. Effective as of the Effective Date, Flex hereby transfers, contributes, conveys, grants and assigns to FPG and FPG hereby accepts and assumes all of Flex’s right, title and interest in and to the assets set forth on Schedule 1 (the “Fixed Assets”), the agreements set forth on Schedule 2 to the extent that Flex has rights, liabilities or obligations with respect to such agreements (the “Agreements”), and the Intellectual Property, including that Intellectual Property set forth on Schedule 3 (collectively, the Intellectual Property, the Fixed Assets, and Agreements are referred to herein as the “Contributed Assets”).

1.1.1           Definition of Intellectual Property.

(a)          “Intellectual Property” shall mean all intellectual property rights that Flex owns or in which Flex has an interest solely or primarily used as of the Effective Date in, or intended as of the Effective Date solely or primarily for use in, the Oxidizer Business (as compared to the Microturbine Business), which the parties agree includes the following: (A) (i) Patents (but not Trademarks) set forth on Schedule 3, but not any other Patents, (ii)  trade secrets, confidential business and technical information and any other confidential information and proprietary information (including research and development, prototypes, models, production and other designs, formulae, technology and other processes and techniques, schematics, technical data, business methods, customer lists and supplier lists, and any other information meeting the definition of a trade secret under the Uniform Trade Secrets Act or similar laws in any jurisdiction) (“Trade Secrets”) solely or primarily used as of the Effective Date in, or intended as of the Effective Date solely or primarily for use in, the Oxidizer Business (as compared to the Microturbine Business), (iii) other proprietary technology, intellectual property, industrial or similar proprietary rights, whether arising under common law, state law, federal law or laws of foreign countries or jurisdictions therein solely or primarily used as of the Effective Date in, or intended as of the Effective Date solely or primarily for use in, the Oxidizer Business (as compared to the Microturbine Business); (B) rights to apply for or register any of the rights described in subsections (A)(i-iii) above; (C) licenses and other arrangements to use the intellectual property that are owned by others but that Flex is using under a license or other arrangement with the owner(s) of such intellectual property as of the Effective Date and which intellectual property is solely or primarily used as of the Effective Date in, or intended as of the Effective Date solely or primarily for use in, the Oxidizer Business (as compared to the Microturbine Business); (D) know-how, software and other information, whether the same is owned by Flex, either alone or with others, or is owned by others but that Flex is using as of the Effective Date under a license or other arrangement with the owner(s) of the intellectual property rights solely or primarily used as of the Effective Date in, or intended as of the Effective Date solely or primarily for use in, the Oxidizer Business (as compared to the Microturbine Business); and (E) claims against third parties arising solely from such Intellectual Property, whether past, present, or future, choate or inchoate, known or unknown, or contingent or non-contingent.

(b)          “Intellectual Property” also includes, but is not limited to, the Patents and patent applications expressly identified on Schedule 3 to this Agreement, including any United States or foreign utility or design patent to issue therefrom, together with any extensions, reexaminations and reissues of such patents, patents of addition, divisions, continuations, continuations-in-part, and any subsequent filings in any country or jurisdiction claiming priority therefrom.

(c)          “Intellectual Property” also includes the intellectual property rights (of the nature described in Section 1.1.1(a)(A)-(E) above) that Flex may otherwise own or have an interest in any oxidizer systems, including associated interfaces, modules, processes and controls, and any enhancements, improvements and derivations thereof, hereafter developed, invented, or otherwise derived by FlexEnergy or FEES, or any of their directors, officers, employees or agents on behalf of FlexEnergy or FEES, to the extent developed, invented or otherwise derived in connection with performing engineering or other services for FPG (i) pursuant to a Transition Agreement, service agreement or other substitute or successor written agreement, and (ii) for which FlexEnergy or FEES, as applicable, is monetarily compensated for such services pursuant to such agreement (provided that FPG has paid in full all amounts owed to FlexEnergy and FEES under such agreements).

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1.1.2           “Patent” or “Patents” shall mean any United States or foreign utility or design patents, together with any extensions, reexaminations and reissues of such patents, patents of addition, patent applications, divisions, continuations, continuations-in-part, and any subsequent filings in any country or jurisdiction claiming priority therefrom, owned by, or subject to assignment to, Flex.

1.2           Trademark License. FlexEnergy hereby grants to FPG a worldwide, royalty-free, fully-paid up right and license to use the trademarks and service marks identified on Schedule 3 (the “Licensed Trademarks”), provided that (a) such license shall terminate upon the written request of FPG or a failure by FPG to promptly (in any event not to exceed five (5) business days following notice thereof) reimburse FlexEnergy for any registration maintenance costs and other out-of-pocket costs of ownership with respect to the Licensed Trademarks, (b) the permitted scope of use of the Licensed Trademark shall be for use in the Oxidizer Business but not for any use that causes confusion with the Microturbine Business (as reasonably determined by FlexEnergy), and (c) such license shall not be assigned or sublicensed by FPG without the prior written consent of FlexEnergy in its absolute discretion.

1.3           Liabilities.

1.3.1           Assumed Liabilities. Effective as of the Effective Date, FPG hereby assumes, and agrees to pay, perform and discharge all liabilities and obligations arising out of, relating to or otherwise in respect of the Contributed Assets and the Oxidizer Business (in its present form or as previously conducted), specifically including, without limitation, the liabilities and obligations identified on Schedule 4 (collectively, the “Assumed Liabilities”); provided that, for clarity, specific liabilities and obligations for which FPG already has reimbursement obligations pursuant to Section 1.3.2 below shall not be further included as Assumed Liabilities subject to this Section 1.3.1. As between Flex and FPG, the Retained Liabilities shall remain the sole responsibility of, and shall be retained, paid, performed and discharged solely by, Flex. “Retained Liabilities” shall mean every liability and obligation of Flex other than the Assumed Liabilities but including without limitation those liabilities and obligations identified on Schedule 6. FlexEnergy or FEES may pay or discharge any Assumed Liability if it provides (i) evidence to FPG that such Assumed Liability is subject to a notice of default, demand or claim (or is otherwise due and owing and FlexEnergy or FEES is the obligor) and (ii) three business days advance written notice to FPG of its intention to pay or discharge such Assumed Liability prior to such payment or discharge, in which chase FPG shall reimburse FlexEnergy or FEES, as applicable, for the full cost of such payment or performance within five business days after receipt of evidence by FPG of Flex’s payment of such Assumed Liability.

1.3.2           Reimbursement Obligations. Effective as of the Effective Date, FPG hereby agrees to reimburse Flex for the portion of those liabilities and obligations identified on Schedule 5 as being the responsibility of FPG, provided that the amount of FPG reimbursement obligations under this Section 1.3.2 shall not exceed $635,702.56 (collectively, the “Reimbursement Obligations”), pursuant to the following terms. Flex must provide three business days advance written notice to FPG of its intention to pay a liability that is subject to a Reimbursement Obligation prior to such payment. Upon receipt of evidence of Flex’s payment of the corresponding liability or obligation, FPG shall promptly (in any event not to exceed five business days following notice thereof) pay to Flex the proportionate Reimbursement Obligation amount corresponding to such liability or obligation paid.

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1.3.3           Termination. For purposes of clarity, upon the reimbursement to Flex of $653,702.56 for Reimbursement Obligations (either through direct payment by FPG or drawing upon the Letter of Credit (as defined in the Credit Support Agreement, which is described in Section 1.3.4 below), FPG’s obligation to pay Reimbursement Obligations under Section 1.3.2 shall terminate.

1.3.4           Security. As support for FPG’s obligations under this Section 1.3, FPG, Flex and SAIL Venture Partners II, L.P. are simultaneously entering into to a Credit Support Agreement.

1.4           Third Party Consents; Non-Assignment of Certain Assets. Notwithstanding the foregoing, in the event that the legal interest in any of the Contributed Assets to be transferred, assigned or conveyed pursuant to this Agreement, or any claim, right, benefit or obligation arising thereunder or resulting therefrom, cannot be transferred, assigned or conveyed hereunder as of the Effective Date because any waiting or notice period has not expired or any consents or approvals required for such transfer have not been obtained or waived, then FlexEnergy or FEES, as applicable, shall hold such legal interest in the Contributed Assets for the benefit and risk of FPG until such time as such waiting or notice period expires or the requisite consent or approval for transfer is obtained, at which time the parties will effect the legal transfer. Pending completion of such transfer, each of Flex and FPG shall cooperate with each other in any lawful and reasonable arrangements designed to provide the benefits and obligations of ownership thereof to FPG, and FPG shall make appropriate arrangements so that FPG promptly bears the full economic costs thereof to the same extent such costs would have been borne by FPG upon an actual transfer, contribution, conveyance, grant or assignment to FPG on the Effective Date (and further to the extent Flex bears any economic costs for such Contributed Asset after the Effective Date). Each party shall, at its own expense, use commercially reasonable efforts to cooperate in obtaining such consents and/or approvals as may be necessary to complete such transfers as soon as practicable.

1.5           License of Control-Related IP. FPG hereby grants to Flex a worldwide, perpetual, irrevocable, royalty-free, fully-paid up right and license to non-exclusively use (a) controls-related Intellectual Property to the extent that such controls-related Intellectual Property was used in the Microturbine Business as of the Effective Date, and (b) controls-related Intellectual Property hereafter developed, invented, or otherwise derived by FlexEnergy, FEES, or any of their directors, officers, employees or agents, as dual-use technology for use in both the Microturbine Business and the Oxidizer Business and contributed, transferred, assigned or conveyed to FPG pursuant to Section 1.1.1(c) above, provided that the permitted scope of use of the Intellectual Property licenses pursuant to this Section 1.5 shall be for use in the Microturbine Business only.

2.          Representations and Warranties of Flex. Each of FlexEnergy and FEES, jointly and severally, hereby represents and warrants to FPG that, as of the Effective Date:

2.1           Binding Obligation. Flex has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by Flex (and assuming the due authorization and delivery hereof and thereof by the other parties hereto) constitutes the legal, valid and binding obligation of Flex enforceable against Flex in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

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2.2           Authorization; No Contravention. The execution, delivery and performance by Flex of this Agreement and the consummation by Flex of the transactions contemplated thereby (i) have been duly authorized, if necessary, by all necessary action of Flex and no further action is required of Flex in connection therewith, and (ii) do not and will not conflict with, contravene or constitute a default or breach under (A) any provision of any law, regulation or governmental requirement applicable to Flex or (B) any of Flex’s organizational documents.

2.3           Litigation. There is no Proceeding (defined below) pending or currently threatened against Flex that questions the validity of this Agreement or the right of Flex to enter into it, or to consummate the transactions contemplated by this Agreement. “Proceeding” shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an investigation), whether commenced or overtly threatened.

2.4           Accounts Payable. To the Knowledge of FlexEnergy, there are no outstanding, and neither Flex nor FPG has received prior to the date hereof bills for valid, accounts payable which constitute Assumed Liabilities except those which are included on Schedules 4 or 5 hereto. “Knowledge of FlexEnergy” shall mean the knowledge of Jay Mitchell and Dan Whelan, assuming a reasonable inquiry.

3.          Representations and Warranties of FPG. FPG hereby represents and warrants to Flex that, as of the Effective Date:

3.1           Binding Obligation. FPG has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by FPG (and assuming the due authorization and delivery hereof and thereof by the other parties hereto) constitutes the legal, valid and binding obligation of FPG enforceable against FPG in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

3.2           Authorization; No Contravention. The execution, delivery and performance by FPG of this Agreement and the consummation by FPG of the transactions contemplated thereby (i) have been duly authorized, if necessary, by all necessary action of FPG and no further action is required of FPG in connection therewith, and (ii) do not and will not conflict with, contravene or constitute a default or breach under any (A) provision of any law, regulation or governmental requirement applicable to FPG, or (B) FPG’s organizational documents.

3.3           Litigation. There is no Proceeding pending or currently threatened against FPG that questions the validity of this Agreement or the right of FPG to enter into it, or to consummate the transactions contemplated by this Agreement.

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4.          Disclaimer of Warranties. FPG ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE CONTRIBUTED ASSETS ARE BEING CONVEYED “AS IS, WHERE IS” AND “WITH ALL FAULTS,” AND FLEX HAS NOT MADE, AND FPG HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE WHATSOEVER, RELATING TO THE CONTRIBUTED ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE).

5.          Indemnification.

5.1           Flex, jointly and severally, shall indemnify, defend and hold FPG and its directors, officers, shareholders, partners, employees and agents (each, a “FPG Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements (with the approval of Flex, which shall not be unreasonably withheld), court costs and reasonable attorneys’ fees and costs of investigation that any such FPG Indemnified Party suffers or incurs to the extent arising or resulting from (a) any misrepresentation, breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Flex in this Agreement; or (b) any Retained Liability.

5.2           FPG shall indemnify, defend and hold FlexEnergy, FEES and their respective directors, officers, shareholders, partners, employees and agents (each, a “Flex Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements (with the approval of FPG, which shall not be unreasonably withheld), court costs and reasonable attorneys’ fees and costs of investigation that any such Flex Indemnified Party suffers or incurs to the extent arising or resulting from (a) any misrepresentation, breach or inaccuracy of any of the representations, warranties, covenants or agreements made by FPG in this Agreement; or (b) any Assumed Liability.

6.          Covenants

6.1           FlexEnergy, FEES and FPG each agrees to use commercially reasonable efforts to work together in good faith to prepare and enter into a Transition Agreement within a reasonable time following the execution of this Agreement.

6.2           Flex agrees to supply to FPG and its affiliates for a period of three years from the Effective Date the following at the Best Price (defined below): (a) MT250 EX turbines, (b) MT333 EX turbines, and (c) other turbines as may reasonably be supplied by Flex. Such supply shall be on commercially reasonable terms generally available to other customers with similar credit ratings/risks ordering similar units in similar quantities. “Best Price” means, with respect to the applicable proposed sale of products to FPG, the lowest price at which such products (or similar products) were sold in the preceding six-month period in similar quantities to customers with similar credit ratings/risks, provided that FPG shall be charged generally applicable rates for any special engineering or product specialization required for such sales of products except to the extent Flex specifically otherwise agrees in writing.

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7.          Miscellaneous

7.1           Further Assurances. The parties shall each use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations, and to cooperate with each other as is reasonably required for such purpose, to make effective the transactions contemplated by this Agreement and the other documents contemplated hereby. To that end, each party agrees that it shall execute and deliver, or cause to be executed and delivered from time to time, such instruments, documents, agreements, consents and assurances (such as bills of sale, assumption agreements, patent assignments, trademark licenses and other intellectual property instruments), and that it shall take such other actions as may be reasonably required to more effectively (i) convey, transfer to and vest in FPG, and to put FPG in possession of, the Contributed Assets, and (ii) assign the Assumed Liabilities to FPG. In the event of any conflict of conflict or inconsistency between the terms of this Agreement and the terms of any such instruments, documents, agreements, consents and assurances (other than an agreement clearly titled as an “Amendment to Contribution Agreement”), the terms of this Agreement shall prevail.

7.2           Successors and Assigns. The rights under this Agreement may not be assigned by any party hereto. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.3           Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

7.4           Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile or electronically delivered signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.5           Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6           Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day (only if written notification of receipt is received by sender); (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.

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7.7           Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of all the parties hereto.

7.8           Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

7.9           Entire Agreement. This Agreement (including any Schedule and Exhibits hereto), together with the other Transaction Agreement, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

7.10         Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the Central District of California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of the United States District Court for the Central District of California, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party will bear its own costs in respect of any disputes arising under this Agreement, except as set forth in Section 5 of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

FLEXENERGY, INC.,
a Delaware corporation

By:
Name:	James M. Mitchell
Title:	President/CEO

FLEXENERGY ENERGY SYSTEMS, INC.,
a Delaware corporation

By:
Name:	James M. Mitchell
Title:	CEO

FLEX POWER GENERATION, INC.,
a Delaware corporation

By:
Name:	Boris Maslov
Title:	President

[Signature Page to Contribution Agreement]

SCHEDULE 1

Assets

SCHEDULE 1 - ASSETS (PART 1)

Portsmouth FP250: The PowerStation FP250 located at FEES' Portsmouth location and all specifically related assets, including without limitation inventory, parts, components, drawings, engineering files and engineering work product

Irvine Furniture, Fixtures and Equipment, Generally: All FlexEnergy interests in furniture, fixtures and equipment at 9400 Toledo Way, Irvine, California (excluding parts and inventory of FEES or solely or primarily relating to the Microturbine Business)

Item	Assets in Irvine
1	FP250 Thermal oxidizer - alturdyne unit
2	Sparger "B"
3	Blower skid from Alturdyne
4	Blower Skid from Lamb Cyn
5	Comp air - AIR compressor 100scfm
6	Comp air - NG compressor 100scfm
7	Recuperators - Solar -100kW sized (55? Total)

Item	Assets in Portsmouth
1	Thermal Imaging Gun (FLIR, but not Fluke)
2	Hydraulic Torque Tool and associated torquing heads
3	Torque multiplier
4	Pneumatic Torque Tool and associated nut drivers
5	Insulation repair gun
6	Combustor Rigs for Powerstation - combustor size (but not Blower or VFD)
7	Combustor Rig for Powerstation - warmer size (but not Blower or VFD)
8	FlexPower Station FP1 in Portsmouth
9	Coriolis flow meter (only the very large Coriolis flow meter installed on FP1 aspirated gas line, and not any other Coriolis flow meter)
10	Spare parts for Flex Power station (old pipe, pallet of gaskets, fill, etc).

Item	Computer software
1	Solidworks - 1 Seat
2	Pro E - 3 Seats (7 other seats retained)
3	Mechanica - 1 Seat (2 other seats retained )
4	Matlab Software - 2 Seats
5	MS Office and other standards software (excel, word, powerpoint, project, visio, etc) as currently allocated to personnel (to be worked out by Greg Arbo)

Item	Misc
1	Copies of all ASME Journals from previous years purchased/located in Irvine (but not Journals purchased/located in Portsmouth)
2	Drill Press (if approved by FlexEnergy, not to be unreasonably withheld, upon specific identification by FPG)

Software

- LabVIEW License Version 11 (but not LabVIEW Version 7)
- 2 AutoCAD EE Licenses (all others retained by FEES)
- Visual Studio

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- Direct Logic S/W (1/2 of software and keys only, the other 1/2 will be retained)
- Allen Bradley PLC S/W (1/2 of software and keys only, the other 1/2 will be retained)
- Beijer Programming S/W (1/3 of software and keys only, the other 2/3 will be retained)
- GE S/W (1/3 of software and keys only, the other 2/3 will be retained)

Hardware

Ft Benning
- Computer, Large Monitor, Routers, SIXNET Modems & other equipment in control room
- Hardware located in storage bins
- Tool box and associated tools
- Thermal Camera
- Torque Tools

Portsmouth
-Flex Control Panel, 300 kW load bank, FP GBR, FP system, auxiliary panels, etc. (components and gear specifically purchased for FP1 being included, but not the propane tank, vaporizer or pump)
-Desktop computer, monitor and software used for FP1 control in FP1 control room
-High temperature filters for gradual oxidizer
-Other equipment stored in FP control room ( (if approved by FlexEnergy, not to be unreasonably withheld, upon specific identification as primarily relating to the Oxidizer Business)
-Compaq Field Point PLC

Irvine Control Room - includes
- Large Monitors and computers

Irvine Control Lab Equipment - includes
- Simulator – includes Compaq Rio and P3000 PLC
- Hand Tools
- Band Saw
- Integrated FP250 Control Panel with GE PLC
- 3 Cabinets of Elect. Components
- Wire Rack
- BCM Simulator
- Trickle Flow Start Panel
- Alturdyne FP Panel
- Left Over Alturdyne Pallets

Irvine Storage Room – includes everything not on shelves, i.e. spare parts inventory
- Oxidizers
- Old Elliot systems
- Alturdyne GBR
- Lamb Canyon and Alturdyne blowers, compressors, etc.

Electrical equipment in Dian’s cubicles

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SCHEDULE 1 - ASSETS (PART 2)

Item	Description	Quantity
***14.25"ID x	14.250"ID x	2
21.0625" OD Flange	21.0625"OD Flange, RFWN? SCH? XXX#	1
***20" CL150 WN FLANGE	20" Flange, 20.250"ID x	1
**24" CL150	27.625"OD, No raised face, Weld Neck Flange	1
RFWN FLANGE	Weldbend Flange,	3
**316SS L Sheet,	24"-150STD B16.5	1
0.090"thk	A105/SA105 1xx J11	19
**316SS L Sheet,	316SS L Sheet, 36"L x	18
0.090"thk - 2	31"W x 0.090"thk; (30deg Internal Cone)	156
**Carbon Steel	316SS L Sheet, 96"L x	2
Plate, 3/8"thk	36"W x 0.090"thk; (Flanges)	24
1" Typak Media	Carbon Steel Plate,	78
1" x 8-1/2"L Studs, SS	72"L x 36"W x 3/8"thk	25
1-1/4" Threaded	1" Typak (Bow Ties) Ceramic Fill/Media	32
Nut; 2" F2F	1" x 8-1/2"Length Stud Bolt, Stainless Steel, (used)	85
1-1/4" x 10-1/4"L Studs, CS	1-1/4" Threaded Nut, 2" Flat to flat (Galvanized)	156
1-1/4" x 7-1/2"L Studs, CS	1-1/4" x 10-1/4"Length Stud Bolt, Carbon Steel, (used w/ nuts)	147
1-1/4" x 8"L Studs, CS	1-1/4" x 7-1/2"Length Stud Bolt, Carbon Steel; (used w/ nuts)	34
1-1/4" x 8-1/2"L Studs, CS	1-1/4" x 8" Length Stud	44
1-1/4" x 9-1/2"L Studs, CS	Bolt, Carbon Steel	11
1-1/4" x 9-3/4"L Studs, CS	1-1/4" x 8-1/2"Length Stud Bolt, Carbon Steel; (used w/ nuts)	0
1-1/4"-8 Nuts	1-1/4" x 9-1/2"Length Stud Bolt, Carbon Steel, (used)	180
1-1/8"-7 Nuts, CS	1-1/4" x 9-3/4"Length Stud Bolt, Carbon Steel (used w/ nuts)	4
1-1/8"-7 x 6-1/4"L Studs, SS	1-1/4"-8 Nuts; Galvanized	1
1-1/8"-7 x 7-3/4"L Studs, CS	1-1/8"-7 Nuts, Carbon Steel. 1-13/16" Flat to flat	0
1/2" Saddles	1-1/8"-7 x 6-1/4"Length Stud Bolt, Stainless Steel	1
1/2"-13 Nuts	1-1/8"-7 x 7-3/4"Length	0
1/2"-13 x 1"L	Stud Bolt, Carbon Steel	2
10" CL150 RF BLIND FLANGE	1/2" Saddles Ceramic	43
118G26-W-Magnat rol	Fill/Media
12" CL300 RFWN FLANGE, SCH STD	1/2"-13 Nuts, 316 SS;
14" CL150 WN SLIP-ON FLANGE	1/2"-13 x 1" Length
24" CL150, RFWN FLANGE, SCH STD	Bolt, 316 SS
3" Woodward LFG Valve	10" CL150 Blind Flange
3/4" TyPak Media	B16.5 A105 SA105
	1-1/2" NPT, 120vAC
	60Hz, 25psi
	12" CL300 WN Flange
	14" Slip-On Flange, Open Center, no raised face Weld Neck; B16.5
	24" 150# RFWN
	SCH30 A105 SER B; P
	3009854
	3" Woodward LFG Valve (Used for F100 and F250 in Alturdyne)
	3/4" Typak (Bow Ties)
Ceramic Fill/Media

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Item	Description	Quantity
3/4"-10 Nuts	3/4"-10 Nuts; CS and	24
3/4"-10 x 6.5L	Galvanized	23
3/8"-16 Nuts	3/4"-10 x 6.5" Length	92
3/8"-16 x 1-3/4"L	Studs, CS	96
305136	3/8"-16 Nuts, 310SS	3
36" CL150 RFWN FLANGE, SCH STD	3/8"-16 x 1-3/4"Length	3
36" STD BW CAP	Bolt	2
36100103-01	Exciter; Champion	0
36100103-02	Aerospace, (New)	0
36100103-05	Weldbend Flange, 36" -	2
36A27G-Magnatrol	150STD B16.5	1
36LR27-Magnatrol	A105/SA105 1xx J11	5
36LR27-Replacem ent-Magnatrol	Weldbend Cap/Dome,	4
38608910040000	36"-150STD B16.5	8
38608910050000	A105/SA105 1xx J11	48
38608911050000	Cone Concent, 3/8"thk x 29-1/4"ID x 23-1/4"ID x 5-1/4"L; SA-106-B, ICS Filter Pipe	26
38608987730000	30" SCH. STD. Seamless Pipe 30" x	8
38608987740000	48"L x 3/8"thk, Carbon	21
38608987750000	Steel; SA-106-B B31.1, ICS Filter Pipe	4
38608987760000	24" CL150 RFWN FLG, SCH.30 Bore, CS, SA105, ANSI B16.5	4
38608987770000	2" NPT. Magnatrol	8
38608987780000	Valve: 50PSI 24VDC	19
38608987790000	23W Serial#1314413	8
38608998060000	36LR27, 2" NPT, Normally Open Valve	20
38608998070000	2" Valve- Replacement Piston Assembly with (green) gaskets	7
38608998080000	PB M Mod R 12x12x4	29
38608998090000	10# BL FE00000296-IFP	13
38608998100000	PB M Mod R 12x12x5	27
38608998110000	10# PB (Ox.Loc.A3)	34
	PB M Mod R 12x6x5
	10# SF [Ox.Loc.A4]
	PB M Mod R 12x14x5 (2-4-8) 10# BL [Ox.Loc.A1]
	PB M Mod R 8x10x5
	10# BL [Ox.Loc.A5]
	PB M Mod R D1019901-A 10# BL [Ox.Loc.A6]
	PB M Mod R D1019901-B 10# BL [Ox.Loc.A7]
	PB M Mod R D1019901-C 10# BL [Ox.Loc.A8]
	PB M Mod R D1019901-D 10# BL (Ox.Loc.A9)
	PB M Mod R 12x22x5 (3-12-7) 10# BL[Ox.Loc.A2]
	PB M R D1201201-A
	10# Pyro-Bloc; FE00000298 (FE...296Partials)
	PB M Mod R D1201201-B 10# BL FE00000296
	PB M R D1201201-C
	10# Pyro-Bloc; FE00000298 [FE...296
	Spares]
	PB M R D1201201-D
	10# Pyro-Bloc; FE00000298 [FE...296
	Spares]
	PB M R D1201201-E
	10# Pyro-Bloc; FE00000298 [FE...296
	Spares]
	PB M R D1201201-G
	10# Pyro-Bloc; FE00000298 [FE...296

13

Item	Description	Quantity
38608998120000	Spares]	6
38608998130000	PB M R D1201201-H	26
38608998140000	10# Pyro-Bloc; FE00000298 [FE...296	9
42" CL150 RFWN FLANGE, SCH STD	Spares]	2
42" STD BW CAP	PB M R D1201201-J	2
44LR29 - Replacement-Magn atrol	10# Pyro-Bloc; FE00000298 [FE...296	3
44LR29-Magnatrol	Spares]	1
(Used)	PB M R D1201201-K	1
50 Micron FIF	10# Pyro-Block	500
52848242170000	FE00000298 [FE...296	4
53363-6UEC	Spares]	100
56048243630000	Weldbend Flange,	130
58702880040000	42"-150STD B16.5	14
6-18-623-1	A105/SA105 1xx J11	1
60+kW Heater	Weldbend Cap/Dome,	4
Element	42"-150STD B16.5	31
7-21-174-1	A105/SA105 1xx J11	147
7/8" x 5-1/8"L, Studs, SS	3" Valve- Replacement Piston Assembly with (green) gaskets	20
7/8"-9 Nuts	3" NPT Normally Open	74
7/8"-9 Studs w/ Nuts	Valve	28
7/8"-9 x 6.5"L Studs	Filter in Filter; 50 Micron	46
702245 (316SS)	Kaowool Flex-Wrap	2
702245(Aluminum)	1/16x24x250 LF FE00000312	2
702287C	Lead, Exciter/ Igniter	24
702288B	Kaowool 3000 Paper	14
702292	1/4x24x50 100LF FE00000312	1
702293	310/SS T/C 288-4	9
702317	5/16-18 Nut	2
8" CL150 RF BLIND FLANGE	FE00000298	1
8" CL150 RFWN FLANGE, SCH 80	6" Flange Heater, 1	1
8" CL150 RFWN FLANGE, SCH STD	Phase, 480v, 5kW	2
850059-001	Test Rig Heater	2
850059-002	4" Flange Heater, 1
850059-003	Phase-480v, 3kW
	7/8" x 5-1/8"Length, Stud Bolt, Stainless Steel, (used w/ nuts)
	7/8"-9 Nuts
	7/8"-9 Stud w/ Nuts
	7/8"-9 x 6.5"Length
	Stud Bolt, Carbon Steel
	Shim, Combustor Can Support Mount (Stainless Steel)
	Shim, Combustor Can Support Mount (Aluminum)
	TFS Piping, 10" (Refractory Castable Installed)
	TFS Heater Shell Assy. (Heaters not installed)
	Shim, Support, Upper
	Upstream Pipe
	Shim, Support, Lower
	Upstream Pipe
	GO Inlet Extension (Painted) - Not a completed assembly
	8" SA105 Blind Flange
	CL150
	8" RFWN Flange CL150, SA105, Raised Face; Weld Neck; Sch80
	8" Flange CL150 - Raised Face; Weld Neck; Standard Flange
	Ring Shim, 24" CL150
	Flg, 0.250"thk
	Ring Shim, 24" CL150
	Flg, 0.375"thk
	Ring Shim, 24" CL150
	Flg, 0.500"thk

14

Item	Description	Quantity
850059-004	Ring Shim, 24" CL150	3
850059-005	Flg, 0.625"thk	2
850059-006	Ring Shim, 24" CL150	0
850059-007	Flg, 0.750"thk	2
850059-008	Ring Shims, 24" CL150	1
850059-009	Flg, 0.875"thk	1
850059-010	Ring Shim, 24" CL150	2
850060-001	Flg, 1.00"thk	2
850060-002	Ring Shim, 24" CL150	1
850060-003	Flg, 1.125"thk	0
850060-004	Ring Shim, 24" CL150	2
850060-005	Flg, 1.250"thk	2
850061-001	Ring Shim, 24" CL150	1
850061-002	Flg, 1.375"thk	1
850061-003	Ring Shim, 20" CL150	1
850061-004	Flg, 0.250"thk	1
850061-005	Ring Shim, 20" CL150	1
850062-001	Flg, 0.375"thk	1
850062-002	Ring Shim, 20" CL150	1
850062-003	Flg, 0.500"thk	2
850062-004	Ring Shim, 20" CL150	2
850062-005	Flg, 0.625"thk	1
850062-006	Ring Shim, 20" CL150	1
850062-007	Flg, 0.750"thk	1
CH38921 UEC F076197	Ring Shim, 12" CL300	3
Fully Threaded	Flg, 0.250"thk	6
Stud, 3/4"-10 x	Ring Shim, 12" CL300	70
6-1/2"L	Flg, 0.375"thk	110
Fully Threaded	Ring Shim, 12" CL300	96
Stud, 7/8"-9 x	Flg, 0.500"thk	35
6-1/2"L	Ring Shim, 12" CL300	8
Fully Threaded	Flg, 0.625"thk	6
Stud,1-1/4"-8 x 8"L	Ring Shim, 12" CL300	37
Gasket, 2"	Flg, 0.750"thk	35
850012A	Ring Shim, 10" CL 300	18
Gasket, 3"	Flg, 0.250"thk	8
8500X1A	Ring Shim, 10" CL300
Gasket, 4"	Flg, 0.375"thk
8500XXA	Ring Shim, 10" CL300
Gasket, 6"	Flg, 0.500"thk
850011A	Ring Shim, 10" CL300
Gasket, 8"	Flg, 0.625"thk
850010A	Ring Shim, 10" CL300
Gasket, 10"	Flg, 0.750"thk
850009A	Ring Shim, 10" CL300
Gasket, 10"	Flg, 0.875"thk
850014A	Ring Shim, 10" CL300
	Flg, 1.00"thk
	Igniters, Champion
	Aerospace
	Sylvania Sureheat; Max
	Height Heater
	Alloy Steel Fully Thread
	Stud, Plain Finish,
	3/4"-10 x 6-1/2"L
	Alloy Steel Fully Thread
	Stud, Plain Finish,
	7/8"-9 x 6-1/2"L
	Alloy Steel, Fully Threaded Stud, Plain Finish, 1-1/4"-8 x 8"L
	Spiral Wound Gasket -
	2" CL150 ASME/ANSI B16.5 FLG
	Spiral Wound
	Gasket-3" CL150
	ASME/ANSI B16.5 FLG
	Spiral Wound Gasket -
	4" CL150 ASME/ANSI B16.5 FLG
	Spiral Wound Gasket -
	6" CL150 ASME/ANSI B16.5 FLG
	Spiral Wound Gasket -
	8" CL150 ASME/ANSI B16.5 FLG
	Spiral Wound Gasket -
	10" CL150
	ASME/ANSI B16.5 FLG
	Spiral Wound Gasket -
	10" CL300 ASME/ANSI

15

Item	Description	Quantity
Gasket, 12"	B16.5 FLG	14
850008A	Spiral Wound Gasket -	28
Gasket, 12"	12" CL150	15
850013A	ASME/ANSI B16.5 FLG	30
Gasket, 20"	Spiral Wound Gasket -	4
850007A	12" CL300	12
Gasket, 24"	ASME/ANSI B16.5 FLG	7
850006A	Spiral Wound Gasket -	2
Gasket, 30"	20" CL150	1
8500XXA	ASME/ANSI B16.5 FLG	2
Gasket, 36"	Spiral Wound Gasket -	1
850005A	24" CL150	1
Gasket, 60"	ASME/ANSI B16.5 FLG	3
850015A	Spiral Wound Gasket -	180
Hast-X 0.060" -	30" CL150 ASME/ ANSI B16.5 FLG	200
0.066"thk	Spiral Wound Gasket -	140
Hastex 0.090" - 1	36" CL150	220
Hastex 0.090" - 2	ASME/ANSI B16.5 FLG	180
Hastex 0.090" - 3	Spiral Wound Gasket -	1
Hastex, 0.125", (1/8)	60" CL150	1
Hastex, 0.25" thk	ASME/ANSI B16.5 FLG	3
(1/4")	Hastelloy Sheet,58"L x	2
Hex Head Cap	9"W x 0.060"-0.066"thk	1
Screw, 1/2"-13 x	3.75" x 36" x 0.090"thk	1
1"L	Hastex Sheet	1
Hex Nut, 1-1/4"-8	10" x 50" x 0.090"thk	1
Hex Nut, 3/4"-10	Hastex Sheet	2
Hex Nut, 7/8"-9	36" x 19.750" x	1
Hex Nut. 1/2"-13 x	0.090"thk Hastex	1
3/4"W	Sheet,	1
HR-120 Plate,	Hast-X Sheet, 0.125" thk, X 36"W x 54"L	1
1"thk	Hast-X Sheet, 1/4" thk x 48"L x 28"W
HX063 x 10" x 23" HX063 x 10' x 3'	316SS Hex Head Cap
HX063 x 10.5" x	Screw 1/2"-13x1"
39"	Grade 2H Heavy Hex Nut, Hot Dipped Galvanized Steel,
HX063 x 10.75" x	1-1/4"-8 Thread Size
24"	Grade 2H Heavy Hex Nut, Hot Dipped Galvanized Steel,
HX063 x 10.75" x	3/4"-10 Thread Size
31"	Grade 2H Heavy Hex Nut, Hot Dipped Galvanized Steel,
HX063 x 12" x 120"	7/8"-9 Thread Size
HX063 x 12" x 36" HX063 x 12" x 81" HX063 x 13" x	316SS Hex Nut,
38.75"	1/2"-13x3/4"W, 7/16"H
HX063 x 13.25" x	HR-120 Plate 34.5" x
36"	34.5" x 1"thk
HX063 x 15" x	Hastex Sheet,
53.5"	0.063"thk, x 10" x 23"
HX063 x 20.5" x	Hastex Sheet,
53.25"	0.063"thk, x 10' x 3'
	Hastex Sheet,
	0.063"thk, x 10.5" x 39"
	Hastex Sheet,
	0.063"thk, x 10.75" x
	24"
	Hastex Sheet,
	0.063"thk, x 10.75" x
	31"
	Hastex Sheet,
	0.063"thk, x 12" x 120" (10')
	Hastex Sheet,
	0.063"thk, x 12" x 36"
	Hastex Sheet,
	0.063"thk, x 12" x 81"
	Hastex Sheet,
	0.063"thk, x 13" x
	38.75"
	Hastex Sheet,
	0.063"thk, x 13.25" x
	36"
	Hastex Sheet,
	0.063"thk, x 15" x 53.5"
	Hastex Sheet,
	0.063"thk, x 20.5" x
	53.25"

16

Item	Description	Quantity
HX063 x 23.25" x	Hastex Sheet,	1
36"	0.063"thk, x 23.25" x	1
HX063 x 24" x 32" HX063 x 24" x 39" HX063 x 3' x 3' HX063 x 3' x 32.5" HX063 x 4" x 15.5" HX063 x 4" x 19" HX063 x 5'-7" x 3' HX063 x 5.75" x	36"	1
12.5"	Hastex Sheet,	5
HX063 x 7.5" x	0.063"thk, x 24" x 32"	1
38.75"	Hastex Sheet,	1
HX063 x 8.5" x	0.063"thk, x 24" x 39"	1
12.75"	Hastex Sheet,	1
HX063 x 9.75" x	0.063"thk, x 3' x 3'	1
36"	Hastex Sheet,	1
HX066 x 11.5" x	0.063"thk, x 3' x 32.5"	1
83"	Hastex Sheet,	1
HX066 x 3' x 3' HX066 x 3'-1" x 3'	0.063"thk, x 4" x 15.5"	1
HX066 x 34.5" x	Hastex Sheet,	1
37"	0.063"thk, x 4" x 19"	1
HX066 x 7" x	Hastex Sheet,	1
12.75"	0.063"thk, x 5'-7" x 3'	1
HX066 x 8.5" x	Hastex Sheet,	1
29.25"	0.063"thk, x 5.75" x	1
HX066 x 9" x 20.5" HX066 x 9" x 55" HX066 x 9.5" x	12.5"	1
69.25"	Hastex Sheet,	1
KMQXL-125U-104	0.063"thk, x 7.5" x	2
KMQXL-125U-113	38.75"	2
KMQXL-125U-12	Hastex Sheet,	13
KMQXL-125U-122	0.063"thk, x 8.5" x	2
KMQXL-125U-129	12.75"	2
KMQXL-125U-138	Hastex Sheet,	2
KMQXL-125U-144	0.063"thk, x 9.75" x 36"	1
KMQXL-125U-148	Hastex Sheet,	1
KMQXL-125U-156	0.066"thk, x 11.5" x 83"	1
KMQXL-125U-157	Hastex Sheet,	3
KMQXL-125U-168	0.066"thk, x 3' x 3'	1
KMQXL-125U-180	Hastex Sheet,	2
	0.066"thk, x 3'-1" x 3'
	Hastex Sheet,
	0.066"thk, x 34.5" x 37"
	Hastex Sheet,
	0.066"thk, x 7" x 12.75"
	Hastex Sheet,
	0.066"thk, x 8.5" x
	29.25"
	Hastex Sheet,
	0.066"thk, x 9" x 20.5"
	Hastex Sheet,
	0.066"thk, x 9" x 55"
	Hastex Sheet,
	0.066"thk, x 9.5" x
	69.25"
	Thermocouple, 104" Length x 0.125" thk, (K-type TC)
	Thermocouple, 113" Length x 0.125" thk, (K-type TC)
	Thermocouple, 12" Length x 0.125" thk, (K-type TC)
	Thermocouple, 122" Length x 0.125" thk, (K-type TC)
	Thermocouple, 129" Length x 0.125" thk, (K-Type TC)
	Thermocouple, 138" Length x 0.125" thk, (K-type TC)
	Thermocouple, 144" Length x 0.125" thk, (K-type TC)
	Thermocouple, 148" Length x 0.125" thk, (K-type TC)
	Thermocouple, 156" Length x 0.125" thk, (K-type TC)
	Thermocouple, 157" Length x 0.125" thk, (K-type TC)
	Thermocouple, 168" Length x 0.125" thk, (K-type TC)
	Thermocouple, 180" Length x 0.125" thk,

17

Item	Description	Quantity
KMQXL-125U-24	Thermocouple, 24" Length x 0.125" thk, (K-type TC)	6
KMQXL-125U-84	Thermocouple, 84" Length x 0.125" thk, (K-type TC)	3
KMQXL-125U-94	Thermocouple, 94" Length x 0.125" thk, (K-type TC)	1
KMQXL-125U-96	Thermocouple, 96" Length x 0.125" thk, (K-type TC)	4
KQXL-14U-12	Thermocouple, 12" Length x 0.250" thk, (K-type TC)	5
KQXL-14U-24	Thermocouple, 24" Length x 0.250" thk, (K-type TC)	2
NB11-CAXL-18U-1	Weatherhead, 0.125" thk x 12" Length (TC w/ min aluminum head)	5
2	Weatherhead, 0.125" thk x 14" Length (TC w/ min aluminum head)	1
NB11-CAXL-18U-1	Solar Recuperator	57
4	Cores	30
Solar - Recuperators	Thermocouple ferules,	1
T-FER-1/8	0.125"ID, Teflon	1
VF(SparePcs)	Material	7
VF4226400164	24"dia.x18"Height; Cut from Combustor VF. Remnant of Stub Pup Assy	3
VF4226400168	I-2600 Shape DWG#	3
VF4226400169	1030202-JR3	7
VF4226400170	I-2600 Sleeve per	2
VF4226400171	D1030201-AR5	1
VF4226460001-Si	I-2600 Sleeve per	0
VF4226460002-Si	D1030201-BR5	1
VF4226460003-Si VF4226460004-Si VF4226460005-Si	I-2600 Sleeve per	0
VFpcs-Spare1	D1030201-CR5	1
Total	I-2600 Sleeve per
	D1030201-DR5	4538
	I-2600 Sleeve per D1030201-AR5; Silica Treated
	I-2600 Sleeve per
	D103...; Silica Treated
	I-2600 Sleeve per D1030201-DR5; Silica Treated
	I-2600 Sleeve per D1030201-CR5; Silica Treated
	I-2600 Sleeve per D1030202-JR3; Silica Treated
	24"dia. VF Piece x 18" Height (Spare/Remant)

18

SCHEDULE 2

Agreements

SCHEDULE 2 - AGREEMENTS

1. All agreements to which right, title or interest was contributed, assigned, transferred or conveyed to FlexEnergy, LLC, a Delaware limited liability company now known as FlexEnergy, Inc., a Delaware corporation, from FlexEnergy, Inc., a California corporation now known as Edan Prabhu, Inc.

2. Contribution Agreement, between FlexEnergy, Inc., a California corporation now known as Edan Prabhu, Inc., and FlexEnergy, LLC, a Delaware limited liability company now known as FlexEnergy, Inc., dated April 9, 2008

3. Master Purchase and Re-Sale Agreement between FlexEnergy, Inc. and EECT (R.A. van Eden Holding B.V.) (11/7/2011)

4. Subcontract Number S09-003 between Southern Research Institute and FlexEnergy, LLC, as amended

5. Consulting Agreement with Stephen L. Johnson dated July 6, 2010

6. Consulting Agreement with Dr. Ephraim Gutmark dated April 1, 2009

7. Consulting Agreement with Bill Treece dated June 10, 2009

8. Consulting Agreement with Dr. Richard Martin dated June 16, 2009

9. Consulting Agreement with Banks Engineering dated May 22, 2008

10. Consulting Agreement with Sheldon Schultz dated May 30, 2011

11. Executive Employment Agreement with Boris Maslov dated January 16, 2011

19

SCHEDULE 3

Intellectual Property

SCHEDULE 3 - INTELLECTUAL PROPERTY

Patents

Application Number	Country Name	File Date	Patent Number	Issue Date	Application Title
61/007,917	USA	10/23/2007			Gradual Oxidizer for a Gas Turbine
61/007,924	USA	10/26/2007			Management of Fuel Leaks in a Flex-Turbine
61/174,857	USA	5/1/2009			Oxidizer
12/050,734	USA	3/18/2008			Oxidizing Fuel
12/288,238	USA	10/17/2008			Managing Leaks in a Gas Turbine System
12/330,151	USA	12/8/2008			Oxidizing Fuel in Multiple Operating Modes
WO0192702	PCT	5/30/2000			Oxidizing Fuel in Multiple Operating Modes
12/772,622	USA	5/3/2010			Distributing Fuel Flow in a Reaction Chamber
09/713,574	USA	11/14/2000	6,393,821	5/28/2002	Method for Collection and Use of Low-Level Methane Emissions
12/870,021	USA	8/27/2010			Heating a Reaction Chamber
61/313,995	USA				Oxidizing Fuel Mixed with Water
PCT/US12/46112	PCT	7/10/2012			Speed Controls for Turbine
13/289,989	USA	11/4/2011			Controls for Multi-Combustor Turbine with Gradual Oxidizer
13/289,996	USA	11/4/2011			Multi-Combustor Turbine with Gradual Oxidizer
13/115,910	USA	5/25/2011			Integrated Gasifier Power Plant
	USA				Boosting Power in a Turbine with Water
13/048,796	USA	3/15/2011			Processing Fuel and Water
PCT/US11/28547	PCT	3/15/2011			Processing Fuel and Water
13/115,902	USA	5/25/2011			Gasifier Power Plant with Management of Wastes
PCT/US2011/037,974	PCT	5/25/2011			Gasifier Power Plant with Management of Wastes
200980155514.1	China	7/27/2011			Method of Operating a Fuel Oxidizer in Multiple Operating Modes and Fuel Oxidizer System
09764677.2	EPO	6/27/2011			Method of Operating a Fuel Oxidizer in Multiple Operating Modes and Fuel Oxidizer System

20

	India		Method of Operating a Fuel Oxidizer in Multiple Operating Modes and Fuel Oxidizer System
	Japan		Oxidizing Fuel in Multiple Operating Modes
	South Korea		Method of Operating a Fuel Oxidizer in Multiple Operating Modes and Fuel Oxidizer System
	Russia		Method of Operating a Fuel Oxidizer in Multiple Operating Modes and Fuel Oxidizer System
13/417,129	USA	3/9/2012	Gradual Oxidation with Heat Transfer
13/417,140	USA	3/9/2012	Gradual Oxidation with Heat Transfer
13/417,142	USA	3/9/2012	Gradual Oxidation with Heat Transfer
13/417,149	USA	3/9/2012	Gradual Oxidation with Heat Control
13/417,027	USA	3/9/2012	Gradual Oxidation with Heat Control
13/417,050	USA	3/9/2012	Gradual Oxidation with Heat Control
13/417,095	USA	3/9/2012	Gradual Oxidation with Heat Control
13/417,105	USA	3/9/2012	Gradual Oxidation with Heat Control
13/417,134	USA	3/9/2012	Gradual Oxidation with Heat Control
13/417,060	USA	3/9/2012	Gradual Oxidation with Heat Exchange Media
13/417,074	USA	3/9/2012	Gradual Oxidation with Reciprocating Engine
13/417,083	USA	3/9/2012	Gradual Oxidation with Reciprocating Engine
13/417,090	USA	3/9/2012	Gradual Oxidation with Flue Gas
13/417,162	USA	3/9/2012	Staged Gradual Oxidation
13/417,164	USA	3/9/2012	Staged Gradual Oxidation
13/417,165	USA	3/9/2012	Hybrid Gradual Oxidation
13/417,167	USA	3/9/2012	Gradual Oxidation Below Flameout Temperature
13/417,094	USA	3/9/2012	Gradual Oxidation with Adiabatic Temperature Above Flameout Temperature
13/417,100	USA	3/9/2012	Gradual Oxidation Below Flameout Temperature
13/417,110	USA	3/9/2012	Gradual Oxidation with Adiabatic Temperature Above Flameout Temperature
13/417,048	USA	3/9/2012	Gradual Oxidation with Gradual Oxidizer Warmer

21

13/417,122	USA	3/9/2012	Gradual Oxidation and Autoignition Temperature Controls
13/417,125	USA	3/9/2012	Gradual Oxidation and Autoignition Temperature Controls
13/417,132	USA	3/9/2012	Gradual Oxidation and Multiple Flow Paths
13/417,130	USA	3/9/2012	Gradual Oxidation and Multiple Flow Paths
PCT/US12/46115	PCT	7/10/2012	Multi-Combustor Turbine
PCT/US2011/028547	EPO	9/14/2012	Processing Fuel and Water

Licensed Trademarks

FLEX POWERSTATION

FLEX OXIDIZER

FLEX BOILER

22

SCHEDULE 4

Certain Assumed Liabilities

SCHEDULE 4 - ASSUMED LIABILITIES

100% of the Accounts Payable for the Following Oxidizer Business Vendor Accounts:

Vendor Account	Total Known Current Payable Amount
A T & T Mobility	$135.99
Adam Robinson	$2,457.72
Allied Electronics Inc.	$204.77
Aramark	$197.65
Automation Direct	$1,494.50
Bank of America Corp. CC	$9,158.96
BOLE	$831.26
Chris Nishi	$175.69
CMI of Southern California	$15,000.00
Commercial Air & Refrigeration	$1,081.66
DME Inc.	$2,195.58
Douglas Hamrin	$4,153.46
Dynamic Fabrication Inc	$21,650.00
Environmental Alliance Group	$747.16
GKD-USA,Inc. SolidWEAVE	$9,310.00
Grainger	$162.02
Haynes International	$175.00
Industrial Ceramics Solutions, LLC	$3,600.00
L. A. Valves & Automation Inc.	$4,118.11
McMaster Carr	$4,533.61
Merrimac Industrial Sales	$1,660.76
Milco Wire EDM Inc.	$810.00
Pacific Mechanical Supply	$1,561.13
Paul Fukumoto	$147.47
Penn Stainless Products Inc.	$897.45
Robinson Huang	$1,057.57
Royal Wholesale Electric	$2,257.91
Specialized Welding & Fabrication, Inc.	$2,010.00
Swagelok	$297.42
TelePacific Communications	$596.33
Thermal Ceramics Inc	$6,190.92
Watlow Los Angeles	$2,061.43
$100,931.53

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100% of the PTO Liability Related to the Following Personnel, all of which will be terminated by FlexEnergy and hired by FPG:	$83,365.91
Boris Maslov	(as of October 31, 2012)
Constance Rogers
Paul Fukumoto
Mike Levin
Su Huang
Chris Nishi
Steve Lampe
Joe Zembles
Robinson Huang
Dian Mladenov
Peter Vaupel
Doug Hamrin
Dave Berman
Rich Gilleland
Shawn Maghzi
Adam Robinson
Randeep Sandhu
Celia Genovese

100% of the Accrued Payroll-Related Liability for the Following Personnel, all of which will be terminated by FlexEnergy and hired by FPG:
Boris Maslov
Constance Rogers
Paul Fukumoto
Mike Levin
Su Huang
Chris Nishi
Steve Lampe
Joe Zembles
Robinson Huang
Dian Mladenov
Peter Vaupel
Doug Hamrin
Dave Berman
Rich Gilleland
Shawn Maghzi
Adam Robinson
Randeep Sandhu
Celia Genovese

100% of the Following Other Accrued and Ongoing Fee Liabilities for Oxidizer Business:
Ephraim Gutmark	$5,000.00	per month
Stephen Johnson	$5,000.00	per month
Fluor	$20,000.00	Oxidizer Study

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SCHEDULE 5

Reimbursement Obligations

SCHEDULE 45 - REIMBURSEMENT OBLIGATIONS

1/3 of the Severance Payment Obligations for the Following Former Employees (with FlexEnergy remaining responsible for the remaining 2/3):	Estimated Obligations Remaining
Bruce Rosen	$20,833.36
Joseph Perry	$109,375.02

Estimated Total Payment Obligations	$130,208.38

Estimated Total 1/3 FPG Reimbursement Obligation	$43,402.79

26.737121% of the Current Payable Amounts for the
Following Shared Vendor Accounts (with the remaining
73.262879% remaining with FlexEnergy or FEES, as
applicable):

Vendor Account	Total Known Current Payable Amount
Bank of America Corp. CC	$8,784.62
Beacon Resources	$16,200.00
Charles Packard	$45,000.00
Citrix Online (GO TO MEETING)	$272.99
City of Irvine	$50.00
Copley Consulting Group	$4,142.50
CPA Global	$-2,455.56
Dell Lease	$14,247.28
EBA Inc.	$4,658.22
Edan Prabhu Inc.	$10,000.00
FedEx	$20.52
Fennemore Craig, P.C.	$31,771.84
Grant Thornton	$3,089.00
John Ryan	$47,500.00
Kenneth Foley	$157.46
Louisiana Sustainability Fund, A Louisiana Limited Part.	$97,671.24
Martin's Janitorial	$520.00
McDermott, Will & Emery LLP	$132,187.95
OakLeaf Landscape	$800.00
RNS Flex, LLC	$2,678.08
Sail Venture Partners	$2,678.08
Southern California Edison	$2,636.06
Squar, Milner, Peterson, LLP	$-1,125.49
Stephen Johnson	$47,500.00
Steve Lampe	$4,365.51
Steven Krablin	$47,500.00
Verizon Wireless	$5,299.75
Welsh Flaxman & Gitler LLC	$3,582.00

Estimated Total Payment Obligations	$529,732.05

Estimated Total 26.737121% FPG Reimbursement Obligation	$141,635.10

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1/3 of all Liabilities under the Standard
Industrial/Commercial Single-Tenant Lease—Gross, dated
May 26, 2011, between FlexEnergy and Meehan Holdings,
LLC for 9400 Toledo Way, Irvine, California (with FlexEnergy
remaining responsible for the remaining 2/	Estimated Lease Payment Obligations Remaining

Estimated Total Payment Obligations	$1,352,000.00

Estimated Total 1/3 FPG Reimbursement Obligation	$450,666.67

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